SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2013
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited (formerly GFN Australasia Holdings Pty Limited), an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van").

TABLE OF CONTENTS
		Page

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	1

Item 8.01	Other Events	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 3.1	Corrected Amended and Restated Certificate of Designation, Preferences and Rights of Series A 12.5% Cumulative Preferred Stock

Exhibit 99.1	Press Release of GFN dated May 10, 2013

Exhibit 99.2	Press Release of GFN dated May 14, 2013

i

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 10, 2013, GFN filed a Corrected Amended and Restated Certificate of Designation, Preferences and Rights of Series A 12.5% Cumulative Preferred Stock, which is attached hereto as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events

On May 10, 2013 GFN announced the pricing of a public offering of 350,000 shares of 9.00% Series C Cumulative Redeemable Perpetual Preferred Stock. The Company has applied to list the shares of Series C Preferred Stock on the NASDAQ Global Select Market. A copy of the press release of GFN dated May 10, 2013 is attached as Exhibit 99.1 and is incorporated by reference herein.

On May 14, 2013 GFN announced financial results for the third quarter and fiscal year-to-date ended March 31, 2013. A copy of the press release of GFN dated May 14, 2013 is attached as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

3.1	Corrected Amended and Restated Certificate of Designation, Preferences and Rights of Series A 12.5% Cumulative Preferred Stock

99.1	Press Release of GFN dated May 10, 2013

99.2	Press Release of GFN dated May 14, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: May 16, 2013	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
3.1	Corrected Amended and Restated Certificate of Designation, Preferences and Rights of Series A 12.5% Cumulative Preferred Stock

99.1	Press Release of GFN dated May 10, 2013

99.2	Press Release of GFN dated May 14, 2013

3